EXHIBIT 10.11

                                                                  EXECUTION COPY


                                PLEDGE AGREEMENT
                                ----------------

         THIS PLEDGE AGREEMENT ("Agreement") dated as of March 18, 2002 is by and between SAVVIS COMMUNICATIONS CORPORATION, a Missouri corporation ("Debtor") whose address is 12851 Worldgate Drive, Herndon, Virginia 20170, and whose Tax I.D. No. is 43-1727675, and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent for itself and other Lessors from time to time party to the Restated Lease Agreement, as defined below (in such capacity, together with its successors and assigns in such capacity, "Secured Party"), whose address is 10 Riverview Drive, Danbury, CT 06810.

                                    RECITALS:
                                    --------

         A. Debtor has entered into that certain Master Lease Agreement dated as of March 28, 2000 with the Secured Party (the "Master Lease Agreement").


         B. Debtor and Secured Party have amended and restated the Master Lease Agreement pursuant to that certain Amended and Restated Master Lease Agreement dated as of March 8, 2002 (as such agreement may be amended, renewed, extended, restated, replaced, substituted, supplemented or otherwise modified from time to time, the "Restated Lease Agreement").

         C. The execution and delivery of this Agreement is required by the terms of the Restated Lease Agreement and is a condition to the availability of the extension of credit to Debtor.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lessors to enter into the Restated Lease Agreement, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                                  Definitions
                                  -----------

         Section 1.1 Definitions. As used in this Agreement, the following terms have the following meanings:

         "Amendment" has the meaning specified in Section 4.6(b).

         "Capital Stock" means corporate stock and any and all securities, shares, partnership interests (whether general, limited, special or other partnership interests), limited liability company interests, membership interests, equity interests, participations, rights or other equivalents (however designated) of corporate stock or any of the foregoing issued by any entity (whether a corporation, a partnership, a limited liability company or another entity) and includes,



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

without limitation, securities convertible into Capital Stock and rights, warrants or options to acquire Capital Stock.

         "Collateral" has the meaning specified in Section 2.1.

         "Governmental Authority" means any nation or government, any state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Instrument" means any "instrument," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, and, in any event, shall include all promissory notes, drafts, bills of exchange and trade acceptances of Debtor, whether now owned or hereafter acquired.

         "Lien" means, with respect to any Property, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, tax lien, financing statement, pledge, charge, hypothecation or other lien, charge, easement (other than any easement not materially impairing usefulness), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing.

         "Obligations" means the "Obligations", as such term is defined in the Restated Lease Agreement, and the obligations, indebtedness and liabilities of Debtor under this Agreement and any other Credit Document to which Debtor may be a party.

         "Person" means any individual, corporation, trust, association, company, partnership, joint venture, limited liability company, joint stock company, Governmental Authority or other entity.

         "Pledged   Entity"  means  an  issuer  of  Pledged  Shares  or  Pledged
Indebtedness.

         "Pledged Indebtedness" means the Indebtedness from time to time existing and evidenced by promissory notes and instruments listed on Part B of
Schedule 2, attached hereto, or on Part B of Schedule 1 to an Amendment.

         "Pledged Shares" means 100% of the Capital Stock from time to time owned or acquired by Debtor in any manner in each of the Pledged Entities, including without limitation, the Capital Stock identified on Part A of Schedule 2 attached hereto, or on Part A of Schedule 1 to an Amendment.

         "Proceeds" means any "proceeds," as such term is defined in Article or Chapter 9 of the UCC and, in any event, shall include, but not be limited to,
(a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting, or purporting to act, for or on behalf of any Governmental

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

Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         "Property" means property and/or assets of all kinds, whether real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto), whether owned or acquired on or after the date hereof.

         "Revised Article 9" means the Revised Article 9 of the Uniform Commercial Code as enacted in the State of New York and/or any other jurisdiction.

         "Stock" means all shares, options, warrants, general or limited partnership interests, membership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934).

          "Subsidiary" means, with respect to any Person, (a) any corporation of which an aggregate of more than 50% of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of 50% or more of such Stock whether by proxy, agreement, operation of law or otherwise, and (b) any partnership or limited liability company in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than 50% or of which any such Person is a general partner or may exercise the powers of a general partner.

         "UCC" means the Uniform Commercial Code as in effect on or after the date hereof in the State of New York and/or any other jurisdiction the laws of which may be applicable to or in connection with the creation, perfection or priority, or the effect of perfection or nonperfection, of any Lien on any Property created or purported to be created pursuant to this Agreement, and includes, without limitation, Revised Article 9 as enacted in the State of New York and/or any other such jurisdiction.

         "U.S." means the United States of America.

     Section 1.2 Other Definitional Provisions. Terms used herein that are defined in the Restated Lease Agreement and are not otherwise defined herein shall have the meanings therefor specified in the Restated Lease Agreement. References to "Sections," "Subsections," "Exhibits" and "Schedules" shall be to Sections, Subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. All references to statutes and regulations shall include any amendments of the same and any successor statutes and regulations. References to particular sections of the UCC should be read to refer also to parallel



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


sections of the Uniform Commercial Code as enacted in each state or other jurisdiction where any portion of the Collateral is or may be located. Terms used herein which are defined in the UCC, unless otherwise defined herein or in the Restated Lease Agreement, shall have the meanings determined in accordance with the UCC. The term "continuing", "continuation" or "continuance" means, in reference to any Default or Event of Default that has occurred, that such Default or Event of Default has not been either cured to the reasonable satisfaction of the Secured Party within the applicable grace period (if any) specified in this Agreement or the other Credit Documents (as applicable) or waived in writing by the requisite Lessors in accordance with Section 11.2 of the Restated Lease Agreement.

                                   ARTICLE 2

                                Security Interest
                                -----------------

     Section 2.1 Security Interest. As collateral security for the prompt payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration or otherwise), Debtor hereby pledges and assigns (as collateral) to Secured Party, and grants to Secured Party, as Agent for itself and for the other Lessors, a continuing Lien on and security interest in all of Debtor's right, title and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the "Collateral"):

          (a) all of the Pledged Shares and certificates, if any, representing the Pledged Shares, and all dividends, cash, Instruments, and other Property from time to time received receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the Pledged Shares;

          (b) all of the Pledged Indebtedness and the promissory notes or instruments evidencing the Pledged Indebtedness, and all interest, cash, Instruments and other Property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Indebtedness; and

          (c) all cash and non-cash Proceeds and products of any of the foregoing.

     Section 2.2 Delivery of Collateral. Debtor has delivered to Secured
Party, endorsed in blank as appropriate, all Collateral the possession of which is necessary to perfect the security interest of Secured Party therein as of the date hereof. Furthermore, promptly upon Debtor gaining any rights in any additional Collateral, all certificates or instruments representing or evidencing the Pledged Shares, the Pledged Indebtedness or any other Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Secured Party. After the occurrence and during the continuation of a Default or an Event of Default, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing any Pledged Shares or Pledged Indebtedness in its possession for certificates or Instruments of smaller or larger denominations.



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

                                   ARTICLE 3

                         Representations and Warranties
                         ------------------------------

         To induce Secured Party and the Lessors to enter into this Agreement and the other Credit Documents, Debtor represents and warrants that:

     Section 3.1 Title. Debtor is, and with respect to Collateral acquired after the date hereof Debtor will be, the legal and beneficial owner of the Collateral free and clear of any Lien or other encumbrance, except for those Permitted Encumbrances (if any) which are expressly permitted to attach to the Collateral in accordance with the Restated Lease Agreement and Liens in favor of Secured Party.

     Section 3.2 Financing Statements. There are presently no effective financing statements, and Debtor has not signed any, security agreement or other Lien instrument covering all or any part of the Collateral, except as may have been filed in favor of Secured Party pursuant to this Agreement and except for financing statements evidencing Permitted Encumbrances. Except as otherwise disclosed on Schedule 1 hereto, Debtor does not do business and has not done business within the past five (5) years under a trade name or any name other than its legal name set forth at the beginning of this Agreement.

     Section 3.3 Principal Place of Business. The principal place of business and chief executive office of Debtor, and the office where Debtor keeps its books and records, is located at the address of Debtor shown at the beginning of this Agreement.

     Section 3.4 Pledged Shares and Pledged Indebtedness.

          (a) The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable under the laws of the jurisdiction of incorporation of each of the Pledged Entities;

          (b) The Pledged Indebtedness has been duly authorized, authenticated or issued and delivered by, and is the legal, valid and binding obligation of, the Pledged Entities, and no such Pledged Entity is in default thereunder;

          (c) Debtor is the legal and beneficial owner of the Pledged Shares and Pledged Indebtedness, free and clear of any Lien (other than the Lien created by this Agreement), and Debtor has not sold, granted any option with respect to, assigned, transferred or otherwise disposed of any of its rights or interest in or to the Pledged Shares and Pledged Indebtedness;

          (d) None of the Pledged Shares or Pledged Indebtedness has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

          (e) On the date hereof, the Pledged Shares constitute the percentage of the issued and outstanding Capital Stock of each of the Pledged Entities indicated on Schedule 1, as such Schedule 1 may from time to time be supplemented, amended or modified.




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

     Section 3.5 First Priority Lien. The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority Lien on and a first priority perfected security interest in favor of Secured Party in the Pledged Collateral and the proceeds thereof, securing the payment of the Obligations, subject to no other Lien.

     Section 3.6 Authorization. This Agreement has been duly authorized, executed and delivered by Debtor and constitutes a legal, valid and binding obligation of Debtor enforceable against Debtor in accordance with its terms. No consent, approval, authorization or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the pledge by Debtor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Debtor or (ii) for the exercise by Secured Party of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

     Section 3.7 Benefit. Debtor expects to derive substantial benefit (and Debtor may reasonably be expected to derive substantial benefit), directly and indirectly, from the transactions contemplated by the Restated Lease Agreement. Debtor will receive reasonably equivalent value in exchange for the Collateral being provided by it pursuant to the Credit Documents to which it is a party as security for the payment and performance of the Obligations.

                                    ARTICLE 4

                                    Covenants
                                    ---------

         Debtor covenants and agrees with Secured Party that until the Obligations are paid and performed in full, and the rights and obligations of Secured Party and the Lessors under the Restated Lease Agreement and other Credit Documents have expired or have been terminated:

     Section 4.1 Encumbrances. Except as otherwise permitted by the terms of the Restated Lease Agreement relating to disposition of assets, Debtor shall not create, permit or suffer to exist, and shall defend the Collateral against, any Lien or other encumbrance on the Collateral except for those Permitted Encumbrances (if any) which are expressly permitted to attach to the Collateral in accordance with the Restated Lease Agreement, and shall defend Debtor's rights in the Collateral and Secured Party's pledge and collateral assignment of and security interest in the Collateral against the claims and demands of all Persons. Subject to the creation or existence of Permitted Encumbrances under the Restated Lease Agreement, Debtor shall do nothing to impair the rights of Secured Party in the Collateral.

     Section 4.2 Further Assurances. At any time and from time to time, upon the request of Secured Party, and at the sole expense of Debtor, Debtor shall promptly execute and deliver all such further agreements, documents, and instruments and take such further action as Secured Party may deem necessary or appropriate to preserve and perfect its security interest in and pledge and collateral assignment of the Collateral and carry out the provisions and purposes of this Agreement or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing,



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

Debtor shall, subject to the terms of the Restated Lease Agreement, (a) execute and deliver to Secured Party such financing statements as Secured Party may from time to time require, (b) take such action as Secured Party may request to permit Secured Party to have control over any Collateral, (c) deliver to Secured Party all Collateral the possession of which is necessary to perfect the security interest therein, duly endorsed and/or accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party; and (d) execute and deliver to Secured Party such other agreements, documents, and instruments as Secured Party may require to perfect and maintain the validity, effectiveness, and priority of the Liens intended to be created by this Agreement or any other Credit Document. In the event Debtor ever fails, upon request of Secured Party, to promptly (and in any event within two days of such request) execute and file one or more financing or continuation statements, and/or amendments thereto, relating to all or any part of the Collateral, Debtor authorizes Secured Party to file financing or continuation statements, and/or amendments thereto without the signature of Debtor where permitted by law. A carbon, photographic or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

     Section 4.3 Corporate Changes. Debtor shall not change its name, identity or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless Debtor shall have given Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or appropriate by Secured Party to protect its Liens and the perfection and priority thereof. Debtor shall not change its principal place of business, chief executive office or the place where it keeps its books and records unless it shall have given Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or appropriate by Secured Party to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

     Section 4.4 Notification. Debtor shall promptly notify Secured Party of (a) any Lien, encumbrance or claim (other than Permitted Encumbrances) that has attached to or been made or asserted against any of the Collateral, (b) any material change in any of the Collateral, including, without limitation, any material damage to or loss of Collateral, and (c) the occurrence of any other event or condition (including, without limitation, matters as to Lien priority) that could reasonably be expected to have a material adverse effect on the Collateral or the security interest created hereunder.

     Section 4.5 Voting Rights, Distributions, Etc.

          (a) So long as no Event of Default shall have occurred and be continuing:

                     (i) Debtor shall be entitled to exercise any and all voting and other consensual rights (including, without limitation, the right to give consents, waivers and notifications in respect of any of the Pledged Shares) pertaining to any of the Collateral or any part thereof; and

                     (ii) Unless an Event of Default shall have occurred and be continuing, Debtor shall be entitled to receive and retain any and all dividends and interest



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

               paid in respect of any of the Collateral to the extent permitted by the Restated Lease Agreement; provided, however, that any and all

                          (A) Restricted Payments paid or payable in violation
                    of the terms of the Restated Lease Agreement,

                          (B) Restricted Payments paid or payable other than in
                    cash in respect of, and instruments and other Property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral,

                          (C) Restricted Payments hereafter paid or payable in
                    cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                          (D) cash paid, payable or otherwise distributed in
                    redemption of, or in exchange for, any Collateral,

shall be, and shall be forthwith delivered to Secured Party to hold as, Collateral and shall, if received by Debtor, be received in trust for the benefit of Secured Party, be segregated from the other Property or funds of Debtor and be forthwith delivered to Secured Party as Collateral in the same form as so received (with any necessary endorsement). All amounts (other than amounts described in clauses (ii)(A) through (D) above) received by Secured Party in respect of any Collateral shall be either (1) promptly released to Debtor, so long as no Default or Event of Default shall have occurred and be continuing or (2) if any Default or Event of Default shall have occurred and be continuing, held by Secured Party and (if an Event of Default shall have occurred and be continuing) applied as provided by the Restated Lease Agreement. During the continuance of any Default, any dividends, interest or other distributions (whether in cash, securities, Property or otherwise) received by Debtor with respect to any Collateral shall be held by Debtor in trust for the benefit of Secured Party and, during the continuance of any Event of Default, upon the request of Secured Party, shall be delivered promptly to Secured Party to hold as Collateral, as Secured Party may in its discretion determine. If such Event of Default is waived or cured to the satisfaction of Secured Party, any such distributions received by Secured Party (except those of the types described in clauses (ii)(A) through (D) above which shall not be released to Debtor) shall be returned promptly to Debtor (provided that no other Default or Event of Default exists). If such Default remains uncured and becomes an Event of Default, any such distributions will be applied by Secured Party as provided in the Restated Lease Agreement.

               (b) Upon the occurrence and during the continuance of an Event of Default:

                     (i) Secured Party may, without notice to Debtor, transfer
               or register in the name of Secured Party or any of its nominees any or all of the Collateral, as applicable, the proceeds thereof (in cash or otherwise) and all liens, security, rights, remedies and claims of Debtor with respect thereto held by Secured Party hereunder, and Secured Party or its nominee may thereafter, after delivery of notice to Debtor, exercise all voting and corporate rights at any meeting of any corporation, partnership or other business entity issuing any of the Collateral and



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

               any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange at its discretion any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation, partnership or other business entity issuing any of such Collateral or upon the exercise by the Pledged Entities or Secured Party of any right, privilege or option pertaining to any of the Collateral, and in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options, and neither Secured Party nor any Lessor shall be responsible for any failure to do so or delay in so doing.

                     (ii) All rights of Debtor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 4.5(a)(i) and to receive the dividends, interest and other distributions which it would otherwise be authorized to receive and retain pursuant to Section 4.5(a)(ii) shall be suspended until such Event of Default shall no longer exist, and all such rights shall, until such Event of Default shall no longer exist, thereupon become vested in Secured Party which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends, interest and other distributions.

                     (iii) All dividends, interest and other distributions which are received by Debtor contrary to the provisions of this Section 4.5(b) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Debtor and shall be forthwith paid over to Secured Party as Collateral in the same form as so received (with any necessary endorsement).

                     (iv) Debtor shall execute and deliver (or cause to be
               executed and delivered) to Secured Party all such proxies and other instruments as Secured Party may request for the purpose of enabling Secured Party to exercise the voting and other rights which it is entitled to exercise pursuant to this Section 4.5(b) and to receive the dividends, interest and other distributions which it is entitled to receive and retain pursuant to this
               Section 4.5(b). The foregoing shall not in any way limit Secured Party's power and authority granted pursuant to Section 5.1.

     Section 4.6 Transfers and Other Liens: Additional Investments.

               (a) Except as may be expressly permitted by the terms of the Restated Lease Agreement, Debtor shall not grant any option with respect to, exchange, sell or otherwise dispose of any of the Collateral or create or permit to exist any Lien upon or with respect to any of the Collateral except for the Liens created hereby and Permitted Encumbrances.


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

               (b) Debtor agrees that it will (i) cause the Pledged Entities not to issue any Capital Stock, notes or other securities or instruments in addition to or in substitution for any of the Pledged Shares, except (A) with prior written notice to Secured Party, to Debtor or (B) with the written consent of Secured Party, to any Person other than Debtor, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all such Capital Stock, notes or other securities or instruments, and (iii) promptly (and in any event within three Business Days) deliver to Secured Party an Amendment, duly executed by Debtor, in substantially the form of Exhibit A (an "Amendment"), in respect of such Capital Stock, notes or other securities or instruments, together with all certificates, notes or other securities or instruments representing or evidencing the same. Debtor hereby (1) authorizes Secured Party to attach each Amendment to this Agreement, (2) agrees that all such Capital Stock, notes or other securities or instruments listed on any Amendment delivered to Secured Party shall for all purposes hereunder constitute Pledged Shares, and (3) is deemed to have made, upon such delivery, the representations and warranties contained in Article 3 with respect to such Pledged Shares.

     Section 4.7 Possession: Reasonable Care. Regardless of whether a Default or an Event of Default has occurred or is continuing, Secured Party shall have the right to hold in its possession all Pledged Shares or Pledged Indebtedness pledged, assigned or transferred hereunder and from time to time constituting a portion of the Collateral. Secured Party may, from time to time, in its sole discretion, appoint one or more agents (which in no case shall be Debtor or an Affiliate of Debtor) to hold physical custody, for the account of Secured Party, of any or all of the Pledged Shares or Pledged Indebtedness. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Shares or Pledged Indebtedness in its possession if the Pledged Shares or Pledged Indebtedness are accorded treatment substantially equal to that which Secured Party accords its own property, it being understood that Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Shares or Pledged Indebtedness, whether or not Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral. Following the occurrence and during the continuation of an Event of Default, Secured Party shall be entitled to take possession of all Collateral.

                                   ARTICLE 5

                             Rights of Secured Party
                             -----------------------

     Section 5.1 Power of Attorney. Debtor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of Debtor or in its own name, to take, after the occurrence and during the continuance of an Event of Default, any and all action and to execute any and all documents and instruments which Secured Party at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, Debtor hereby gives Secured Party the power and right on behalf of Debtor and in its own name to do any of the following after the occurrence and during the continuance of an Event of Default, without notice to or the consent of Debtor:


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


          (a) to demand, sue for, collect or receive, in the name of Debtor or in its own name, any money or Property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title or any other instruments for the payment of money under the Collateral;

          (b) to pay or discharge taxes, Liens or other encumbrances levied or placed on or threatened against the Collateral;

          (c) (i) to receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (ii) to sign and endorse any assignments, proxies, stock powers, verifications and notices relating to the Collateral;
(iii) to commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (iv) to defend any suit, action or proceeding brought against Debtor with respect to any Collateral; (v) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; (vi) to exchange any of the Collateral for other Property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the Pledged Entities and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms as Secured Party may determine; (vii) to add or release any guarantor, endorser, surety or other party to any of the Collateral; (viii) to renew, extend or otherwise change the terms and conditions of any of the Collateral; (ix) to make, settle, compromise or adjust any claims under or pertaining to any of the Collateral; and (x) to sell, transfer, pledge, convey, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Debtor's expense, at any time, or from time to time, all acts and things which Secured Party deems necessary to protect, preserve, maintain or realize upon the Collateral and Secured Party's security interest therein.

         This power of attorney is a power coupled with an interest and shall be irrevocable until this Agreement is terminated in accordance with its terms. Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither Secured Party nor any Person designated by Secured Party shall be liable for any act or omission or for any error of judgment or any mistake of fact or law except for gross negligence or willful misconduct or as set forth in Section 4.7. This power of attorney is conferred on Secured Party solely to protect, preserve, maintain and realize upon its security interest in the Collateral. Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve or maintain any Lien given to secure the Collateral.

     Section 5.2 Performance by Secured Party. If Debtor shall fail to perform any covenant or agreement contained in this Agreement, Secured Party may perform or attempt to perform such covenant or agreement on behalf of Debtor. In such event, Debtor shall, at the request of Secured Party, promptly pay any amount expended by Secured Party in connection with such performance or attempted performance to Secured Party, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that Secured Party shall not have any liability or responsibility for the performance of any indebtedness, liability or obligation of Debtor under this Agreement.

                                    ARTICLE 6

                                     Default
                                     -------

     Section 6.1 Rights and Remedies. If an Event of Default shall have occurred and be continuing, Secured Party shall have the following rights and remedies with respect to the Collateral (subject to Section 6.3):

          (a) In addition to all other rights and remedies granted to Secured Party in this Agreement or in any other Credit Document or by applicable law, Secured Party shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral) and Secured Party may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable or otherwise as may be permitted by law. Without limiting the generality of the foregoing, Secured Party may sell, lease or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable or otherwise as may be permitted by law. Secured Party shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of Debtor, which right or equity of redemption is hereby expressly waived and released by Debtor. Upon the request of Secured Party, Debtor shall assemble the Collateral and make it available to Secured Party at any place designated by Secured Party that is reasonably convenient to Debtor and Secured Party. Debtor agrees that Secured Party shall not be obligated to give more than five days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Debtor shall be liable for all expenses of retaking, holding, preparing for sale or the like, and all attorneys' fees, legal expenses and other costs and expenses incurred by Secured Party in connection with the collection of the Obligations and the enforcement of Secured Party's rights under this Agreement. Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral applied to the Obligations are insufficient to pay the Obligations in full. Secured Party may apply the Collateral against the Obligations in such order and manner as

Secured Party may elect in its sole discretion. Debtor waives all rights of marshaling, valuation and appraisal in respect of the Collateral. Any cash held by Secured Party as Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as collateral for, and then or at any time thereafter applied in whole or in part by Secured Party against, the Obligations in such order as Secured Party shall select. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by Secured Party and remaining after payment in full of all the Obligations shall be paid over to Debtor or to whomsoever may be lawfully entitled to receive such surplus; provided that Secured Party shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

          (b) Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party's nominee or nominees.

          (c) Secured Party may exercise any and all rights and remedies of Debtor under or in respect of the Collateral, including, without limitation, any and all rights of Debtor to demand or otherwise require payment of any amount under, or performance of any provision of, any of the Collateral and any and all voting rights and corporate powers in respect of the Collateral.

          (d) Secured Party may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

          (e) On any sale of the Collateral, Secured Party is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of Secured Party's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.

     Section 6.2 Registration Rights, Private Sales, Etc.

          (a) If Secured Party shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 6.1, Debtor agrees that, upon the request of Secured Party (which request may be made by Secured Party in its sole discretion), Debtor will, at its own expense:

               (i) execute and deliver, and cause the Pledged Entities and the directors and officers thereof to execute and deliver, all such agreements, documents and instruments, and do or cause to be done all such other acts and things, as may be reasonably necessary or, in the reasonable opinion of Secured Party, advisable to register such Collateral under the provisions of the Securities Act (as hereinafter defined) and use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

               (ii) if reasonably necessary or, in the reasonable opinion of Secured Party, advisable, use its best efforts to qualify such Collateral under all applicable state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of such Collateral, as requested by Secured Party;

               (iii) if reasonably necessary or, in the reasonable opinion of Secured Party, advisable, cause each Pledged Entity to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11 (a) of the Securities Act;

               (iv) do or cause to be done all such other acts and things as may be reasonably necessary or appropriate to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law; and

               (v) bear all reasonable costs and expenses, including reasonable attorneys' fees, of carrying out its obligations under this Section 6.2.

          (b) Debtor recognizes that Secured Party may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended from time to time (the "Securities Act") and applicable state securities laws but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. Debtor acknowledges and agrees that, any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall, to the extent permitted by law, be deemed to have been made in a commercially reasonable manner. Neither Secured Party nor the Lessors shall be under any obligation to delay a sale of any of the Collateral for the period of time necessary to permit any Pledged Entity to register such securities under the Securities Act or under any applicable state securities laws, even if such Pledged Entity would agree to do so.

          (c) Debtor further agrees to do or cause to be done, to the extent that Debtor may do so under applicable law, all such other acts and things as may be necessary to make such sales or resales of any portion or all of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at Debtor's expense. Debtor further agrees that a breach of any of the covenants contained in this Section
6.2 will cause irreparable injury to Secured Party and the Lessors and that Secured Party and the Lessors have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 6.2 shall be specifically enforceable against Debtor, and Debtor hereby waives and agrees, to the fullest extent permitted by law, not to assert as a defense against an action for specific performance of such covenants that
(i) Debtor's failure to perform such covenants will not cause irreparable injury to Secured Party and the Lessors or (ii) Secured Party and the Lessors have an adequate remedy at law in respect of such breach. Debtor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by Secured Party and the Lessors by reason of a breach of any of the covenants contained in this Section 6.2 and, consequently, agrees that, if Debtor shall breach any of such covenants and Secured Party or any Lessor shall sue for damages for such breach, Debtor shall pay to Secured Party or such Lessor, as liquidated damages and not as a penalty, an aggregate amount equal to the value of the Collateral on the date Secured Party or such Lessor shall demand compliance with this Section 6.2.

          (d) DEBTOR HEREBY AGREES TO INDEMNIFY, PROTECT AND SAVE HARMLESS SECURED PARTY AND THE LESSORS AND ANY CONTROLLING PERSONS THEREOF WITHIN THE MEANING OF THE SECURITIES ACT FROM AND AGAINST ANY AND ALL LIABILITIES, SUITS, CLAIMS, COSTS AND EXPENSES (INCLUDING COUNSEL FEES AND DISBURSEMENTS) ARISING UNDER THE SECURITIES ACT, THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, ANY APPLICABLE STATE SECURITIES STATUTE, OR AT COMMON LAW, OR PURSUANT TO ANY OTHER APPLICABLE LAW IN CONNECTION WITH THE SALE OF ANY SECURITIES OR THE EXERCISE OF ANY OTHER RIGHT OR REMEDY OF SECURED PARTY, INSOFAR AS SUCH LIABILITIES, SUITS, CLAIMS, COSTS AND EXPENSES ARISE OUT OF, OR ARE BASED UPON, ANY UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OF A MATERIAL FACT MADE BY ANY CREDIT PARTY IN CONNECTION WITH THE SALE OR PROPOSED SALE OF ANY PART OF THE COLLATERAL, OR ARISES OUT OF, OR IS BASED UPON, THE OMISSION OR ALLEGED OMISSION BY ANY CREDIT PARTY TO STATE A MATERIAL FACT REQUIRED TO BE STATED IN CONNECTION THEREWITH OR NECESSARY TO MAKE THE STATEMENTS MADE NOT MISLEADING; PROVIDED, HOWEVER, THAT DEBTOR SHALL NOT BE LIABLE IN ANY SUCH CASE TO THE EXTENT THAT ANY SUCH LIABILITIES, SUITS, CLAIMS, COSTS AND EXPENSES ARISE OUT OF, OR ARE BASED UPON, ANY UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OR OMISSION OR ALLEGED OMISSION MADE IN RELIANCE UPON AND IN CONFORMITY WITH WRITTEN INFORMATION FURNISHED TO DEBTOR BY SECURED PARTY OR ANY LESSOR SPECIFICALLY FOR INCLUSION IN CONNECTION THEREWITH. THE FOREGOING INDEMNITY AGREEMENT IS IN ADDITION TO ANY INDEBTEDNESS, LIABILITY OR OBLIGATION THAT DEBTOR MAY OTHERWISE HAVE TO SECURED PARTY, ANY LESSOR OR ANY CONTROLLING PERSON THEREOF.

     Section 6.3 Compliance with Laws. Notwithstanding anything to the contrary contained in any Credit Document or in any other agreement, instrument or document executed by Debtor and delivered to Secured Party, Secured Party will not take any action pursuant to this Agreement or any document referred to herein which would constitute or result in any change of control (whether de jure or de facto) of any Pledged Entity if such change of control would require, under then existing law, the prior approval of the FCC or any other Governmental Authority without first obtaining such prior approval of the FCC or other Governmental Authority. Upon the occurrence of an Event of Default or at any time thereafter during the continuance thereof, subject to the terms and conditions of this Agreement, Debtor agrees to take any action which Secured Party may request in order to obtain from the FCC or such other Governmental Authority such approval as may be necessary to enable Secured Party to exercise and enjoy the full rights and benefits granted to Secured Party by this Agreement and the other documents referred to above, including specifically, at the cost and expense of Debtor, the use of Debtor's best efforts to assist in obtaining approval of the FCC or such other Governmental Authority for any action or transaction contemplated by this Agreement for which such approval is or shall be required by law, and specifically, without limitation, upon request, to prepare, sign and file with the FCC or such other Governmental Authority the assignor's or transferor's portion of any application or applications for consent to the assignment of license or transfer of control necessary or appropriate under the FCC's or such other Governmental Authority's rules and regulations for approval of (a) any sale or other disposition of the Collateral by or on behalf of Secured Party, or
(b) any assumption by Secured Party of voting rights in the Collateral effected in accordance with the terms of this Agreement.

                                    ARTICLE 7

                                  Miscellaneous
                                  -------------

     Section 7.1 No Waiver; Cumulative Remedies. No failure on the part of Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     Section 7.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective heirs, successors and permitted assigns, except that Debtor may not assign any of its rights, indebtedness, liabilities or obligations under this Agreement without the prior written consent of Secured Party.

     Section 7.3 Entire Agreement; Amendment. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

     Section 7.4 Notices. All notices and other communications provided for in this Agreement shall be given or made, and shall be deemed effective, as provided in the Restated Lease Agreement.

     Section 7.5 Governing Law; Submission to Jurisdiction; Service of Process. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND EACH OF THE PARTIES HERETO CHOOSE THE LAWS OF THE STATE OF NEW YORK TO GOVERN THIS AGREEMENT PURSUANT TO N.Y. GEN. OBLIG. LAW SECTION 5-1401 (CONSOL. 1995) AND APPLICABLE LAWS OF THE U.S. DEBTOR HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF EACH OF (A) THE U.S. DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND (B) ANY NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. DEBTOR IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO DEBTOR AT ITS ADDRESS FOR NOTICES SET FORTH UNDERNEATH ITS SIGNATURE HERETO. DEBTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     Section 7.6 Headings. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 7.7 Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by Secured Party shall affect the representations and warranties or the right of Secured Party to rely upon them.

     Section 7.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 7.9 Waiver of Bond. In the event Secured Party seeks to take possession of any or all of the Collateral by judicial process, Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

     Section 7.10 Severability. Any provision of this Agreement which is determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 7.11 Construction. Debtor and Secured Party acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by Debtor and Secured Party.

     Section 7.12 Termination. If all of the Obligations shall have been paid and performed in full and all obligations of the Lessors shall have expired or terminated, Secured Party shall, upon the written request of Debtor, promptly execute and deliver to Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to Debtor (without recourse and without any representation or warranty, except as may be set forth in Section 4.7 and
Section 5.1) such of the Collateral as may be in the possession of Secured Party and has not previously been sold or otherwise applied pursuant to this Agreement.

     Section 7.13 Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

         [The remainder of this page has been intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                     DEBTOR:


                                     SAVVIS COMMUNICATIONS CORPORATION,
                                     a Missouri corporation


                                     By: /s/ Nancy B. Lysinger
                                         ---------------------
                                     Name:   Nancy B. Lysinger
                                     Title:  Vice President and Treasurer

                                     SECURED PARTY:


                                     GENERAL ELECTRIC CAPITAL
                                     CORPORATION, as Agent

                                     By: /s/ Robert Wotten
                                         -----------------
                                     Name:   Robert Wotten
                                     Title:  Vice President

STATE OF  New York                  )

                                    )

COUNTY OF New York                  )


         This instrument was acknowledged before me this 18th day of March, 2002, by Nancy B. Lysinger, the Vice President and Treasurer of SAVVIS COMMUNICATIONS CORPORATION, a Missouri corporation, on behalf of such corporation.

[SEAL]                               /s/ Robert Braumuller
                                     ---------------------
                                     Notary Public in and for the State of
                                         New York
                                     Print Name: Robert Braumuller

My Commission expires: 8/2/05



STATE OF  Connecticut               )

                                    )

COUNTY OF Fairfield                 )


         This instrument was acknowledged before me this 15th day of March, 2002, by Robert Wotten, the Vice President of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, on behalf of such corporation.

[SEAL]                               /s/ Delythe Eugenie Lowry
                                     -------------------------
                                     Notary Public in and for the State of
                                         Connecticut
                                     Print Name: Delythe Eugenie Lowry

My Commission expires: 8/31/05

                                   SCHEDULE 1
                                   ----------

                              TRADE AND OTHER NAMES

None.

                                   SCHEDULE 2
                                   ----------

                     PLEDGED SHARES AND PLEDGED INDEBTEDNESS

--------------------------- ----------------- ---------------- ------------- ---------------- ------------------------
      Pledged Entity            Class of        Certificate     Par Value       Number of          Percentage of
                             Capital Stock        No.(s)                        Shares or      Outstanding Shares or
                                                                                Interests            Interests
--------------------------- ----------------- ---------------- ------------- ---------------- ------------------------
    Savvis Procurement           Common              1           $______           100                 100%
  Corporation (Delaware)                                        per share

--------------------------- ----------------- ---------------- ------------- ---------------- ------------------------
  Global Network Assets,          N/A               N/A            N/A             N/A                 100%
      LLC (Delaware)
--------------------------- ----------------- ---------------- ------------- ---------------- ------------------------


                                    EXHIBIT A
                                    ---------

                                FORM OF AMENDMENT

                          AMENDMENT TO PLEDGE AGREEMENT
                          -----------------------------

         This Amendment, dated ______________, ______ is delivered pursuant to
Section 4.6(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Amendment may be attached to that certain Pledge Agreement, dated as of ____________, 2002 (the "Pledge Agreement"), between the undersigned and General Electric Capital Corporation, as Secured Party, and that the Capital Stock listed on Schedule 1 annexed hereto shall be and become part of the Collateral referred to in the Pledge Agreement and shall secure payment and performance of all Obligations as provided in the Pledge Agreement.

         Capitalized terms used herein but not defined herein shall have the meanings therefor provided in the Pledge Agreement.

                                          SAVVIS COMMUNICATIONS CORPORATION,
                                          a Missouri corporation

                                          By:  ____________________________
                                          Name:  __________________________
                                          Title:  _________________________

                                   Schedule 1
                                       to
                          Amendment to Pledge Agreement

PART A
------

--------------------- -------------------- ----------------- --------------- ------------------- ---------------------
                                                                                 Number of          Percentage of
      Pledged              Class of          Certificate                         Shares or        Outstanding Shares
       Entity            Capital Stock          No(s).         Par Value         Interests           or Interests
--------------------- -------------------- ----------------- --------------- ------------------- ---------------------
--------------------- -------------------- ----------------- --------------- ------------------- ---------------------

--------------------- -------------------- ----------------- --------------- ------------------- ---------------------

--------------------- -------------------- ----------------- --------------- ------------------- ---------------------

--------------------- -------------------- ----------------- --------------- ------------------- ---------------------

--------------------- -------------------- ----------------- --------------- ------------------- ---------------------


PART B
------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
        Pledged             Initial Principal            Issue                 Maturity               Interest
         Entity                  Amount                   Date                   Date                   Rate
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------






                                        1